AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments (unaudited)
December 31, 2020
	Shares	Value
Common Stocks - 98.1%
Consumer Discretionary - 24.6%
Extended Stay America, Inc.	175,721	$2,602,428
Hanesbrands, Inc.[1]	90,059	1,313,060
Murphy USA, Inc.	11,232	1,469,932
Polaris, Inc.*	21,163	2,016,411
Terminix Global Holdings, Inc.*	33,925	1,730,514
Thor Industries, Inc.	21,260	1,976,967

Total Consumer Discretionary		11,109,312
Consumer Staples - 6.7%
Darling Ingredients, Inc.*	52,436	3,024,509
Financials - 4.4%
First Horizon Corp.	102,029	1,301,890
SEI Investments Co.	11,910	684,468

Total Financials		1,986,358
Health Care - 6.8%
Centene Corp.*	24,484	1,469,775
Molina Healthcare, Inc.*	7,637	1,624,237

Total Health Care		3,094,012
Industrials - 44.8%
AGCO Corp.	22,671	2,337,153
Armstrong World Industries, Inc.	21,016	1,563,380
The Brink's Co.	44,586	3,210,192
Clean Harbors, Inc.*	25,228	1,919,851
Crane Co.	33,574	2,607,357
Dycom Industries, Inc.*,1	33,868	2,557,711
IDEX Corp.	5,893	1,173,886
	Shares	Value

The Timken Co.	30,242	$2,339,521
Univar Solutions, Inc.*	58,227	1,106,895
Watsco, Inc.	6,121	1,386,713

Total Industrials		20,202,659
Information Technology - 8.2%
Broadridge Financial Solutions, Inc.	9,984	1,529,549
Knowles Corp.*	56,767	1,046,216
The Western Union Co.	50,488	1,107,706

Total Information Technology		3,683,471
Materials - 2.6%
Westrock Co.	26,896	1,170,783

Total Common Stocks (Cost $30,085,802)		44,271,104
Short-Term Investments - 2.2%
Other Investment Companies - 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%[2]	321,908	321,908
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.03%[2]	321,909	321,909
JPMorgan U.S. Government Money Market Fund, IM Shares, 0.03%[2]	331,663	331,663

Total Short-Term Investments (Cost $975,480)		975,480
Total Investments - 100.3% (Cost $31,061,282)		45,246,584
Other Assets, less Liabilities - (0.3)%		(135,789)
Net Assets - 100.0%		$45,110,795

*	Non-income producing security.
[1]	Some of these securities, amounting to $1,997,577 or 4.4% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See below for more information.
[2]	Yield shown represents the December 31, 2020, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of December 31, 2020:
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$44,271,104	—	—	$44,271,104
Short-Term Investments
Other Investment Companies	975,480	—	—	975,480
Total Investments in Securities	$45,246,584	—	—	$45,246,584

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund's Schedule of Portfolio Investments.

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments (continued)
For the period ended December 31, 2020, there were no transfers in or out of Level 3.
The Fund participates in the securities lending program offered by The Bank of New York Mellon providing for the lending of securities to qualified brokers. The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2020, were as follows:
Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
$1,997,577	—	$2,040,023	$2,040,023
The following table summarizes the securities received as collateral for securities lending at December 31, 2020:
Collateral Type	Coupon Range	Maturity Date Range
U.S. Treasury Obligations	0.000%-8.125%	01/15/21-08/15/50
For additional information about significant accounting policies, including valuation of investments, refer to the Fund’s most recent semi or annual report.